UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2026

INTERNATIONAL BATTERY METALS LTD.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	333-286616	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 Greenway Plaza, Suite 1100 Houston, Texas 77046 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (832) 683-8839
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	IBAT	TSX Venture Exchange
Common Shares, no par value	IBATF	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Director.

On August 11, 2026, the Board of Directors (the “Board”) of International Battery Metals Ltd. (the “Company”) appointed Scott Colangelo to serve as a member of the Board, effective August 11, 2026.

Mr. Colangelo will serve as a director until the next annual meeting of shareholders.

Mr. Colangelo is the Chairman, Managing Partner and Co-Founder of Prime Capital Investment Advisors (“PCIA”), a nationally recognized registered investment advisory firm, where he has served since 2017. He also serves as Managing Director of Qualified Plan Advisors, a role he has held since 1999. Prior to co-founding PCIA, Mr. Colangelo served as Vice President and Shareholder of Lawing Financial, where he held various leadership positions for nearly two decades.

Mr. Colangelo holds a Bachelor of Science in Finance from Kansas State University.

Mr. Colangelo brings to the Board significant experience in investment management, corporate strategy and executive leadership.

There is no arrangement or understanding between Mr. Colangelo and any other person pursuant to which he was selected as a director of the Company.

In connection with his appointment, Mr. Colangelo was appointed to the Audit committee of the Board.

There are no transactions, and no currently proposed transactions, since the beginning of the Company’s last fiscal year in which the Company was or is to be a participant and in which Mr. Colangelo, or any member of his immediate family, had or will have a direct or indirect material interest that would require disclosure under Item 404(a) of Regulation S-K.

In connection with his appointment to the Board, Mr. Colangelo will be entitled to receive compensation in accordance with the Company’s non-employee director compensation arrangements that were set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026 previously filed with the SEC, and the Company expects to enter into its standard form of indemnification agreement with Mr. Colangelo.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Battery Metals LTD.

/s/ Michael Rutledge	August 12, 2026
Michael Rutledge	Date
Chief Financial Officer